UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 10, 2008

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RENTRAK CORPORATION

(Exact name of registrant as specified in charter)

Oregon

(State or other jurisdiction of incorporation)

0-15159 (Commission File Number)	93-0780536 (IRS Employer Identification No.)

One Airport Center

7700 N.E. Ambassador Place

Portland, Oregon	97220
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

(503) 284-7581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 10, 2008, Rentrak Corporation issued a press release announcing its financial results for its fourth fiscal quarter and full fiscal year ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

The following exhibit is furnished with this Form 8-K:

99.1	Press Release dated June 10, 2008, announcing financial results for fourth fiscal quarter and full fiscal year ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENTRAK CORPORATION
Dated: June 10, 2008	By:	/s/ Mark L. Thoenes
Mark L. Thoenes Executive Vice President and Chief Financial Officer

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